SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2005



                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                         0-25509               42-1485449
-----------------------------         -------------         ---------------
      (State or other             (Commission File Number)  (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



  329 Pierce Street, Sioux City, Iowa                           51101
----------------------------------------                    -------------
(Address of principal executive offices)                      (Zip Code)


                                 (712) 277-0200
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     On January 3, 2005, Mr. Colin D. Anderson, Senior Vice President and Chief Financial Officer of First Federal Bankshares, Inc. (the "Company") resigned from the Company and its affiliates, effective immediately. Mr. Anderson has accepted employment as the Chief Executive Officer of another Iowa-based financial institution.

     The Company on January 3, 2005 appointed Ms. Katherine Bousquet, the Company's Senior Vice President and Treasurer, as acting Chief Financial Officer while it conducts a search for Mr. Anderson's permanent successor.

Item 9.01. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits. None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST FEDERAL BANKSHARES, INC.

Dated: January 4, 2005                By: /s/ Barry E. Backhaus
                                          ------------------------------------
                                          Barry E. Backhaus
                                          President and Chief Executive Officer